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                                                                    EXHIBIT 20.1


                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT
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


                                                                                Settlement Date                 11/30/2002
                                                                                Determination Date              12/11/2002
                                                                                Distribution Date               12/16/2002


I.       All Payments on the Contracts                                                                                 6,270,403.51
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                             103,976.14
III.     Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                              2.22
V.      Servicer Monthly Advances                                                                                        102,425.67
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               31,560.16
VIII.   Transfers to the Pay-Ahead Account                                                                               (24,403.93)
IX.     Less:  Investment Earnings distributions                                                                              (2.22)
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                        $  6,483,961.55
                                                                                                                    ===============


DISTRIBUTION AMOUNTS                                                             Cost per $1000
----------------------------------------------                                  ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                                0.00
     (b)  Class A-1 Note Principal Distribution                                                               0.00
          Aggregate Class A-1 Note Distribution                                    0.00000000                                  0.00

2.   (a)  Class A-2 Note Interest Distribution                                                                0.00
     (b)  Class A-2 Note Principal Distribution                                                               0.00
          Aggregate Class A-2 Note Distribution                                    0.00000000                                  0.00

3.   (a)  Class A-3 Note Interest Distribution                                                                0.00
     (b)  Class A-3 Note Principal Distribution                                                               0.00
          Aggregate Class A-3 Note Distribution                                    0.00000000                                  0.00

4.   (a)  Class A-4 Note Interest Distribution                                                                0.00
     (b)  Class A-4 Note Principal Distribution                                                               0.00
           Aggregate Class A-4 Note Distribution                                   0.00000000                                  0.00

5.   (a)  Class A-5 Note Interest Distribution                                                                0.00
     (b)  Class A-5 Note Principal Distribution                                                               0.00
          Aggregate Class A-5 Note Distribution                                    0.00000000                                  0.00

6.   (a)  Class A-6 Note Interest Distribution                                                                0.00
     (b)  Class A-6 Note Principal Distribution                                                               0.00
          Aggregate Class A-6 Note Distribution                                    0.00000000                                  0.00

7.   (a)  Class A-7 Note Interest Distribution                                                                0.00
     (b)  Class A-7 Note Principal Distribution                                                               0.00
          Aggregate Class A-7 Note Distribution                                    0.00000000                                  0.00

8.   (a)  Class A-8 Note Interest Distribution                                                                0.00
     (b)  Class A-8 Note Principal Distribution                                                               0.00
          Aggregate Class A-8 Note Distribution                                    0.00000000                                  0.00

9.   (a)  Class A-9 Note Interest Distribution                                                          243,843.03
     (b)  Class A-9 Note Principal Distribution                                                       5,430,540.75
          Aggregate Class A-9 Note Distribution                                   93.02268486                          5,674,383.78

10. (a)  Class A-10 Note Interest Distribution                                                          345,041.67
    (b)  Class A-10 Note Principal Distribution                                                               0.00
         Aggregate Class A-10 Note Distribution                                    5.30833333                            345,041.67

11. (a)  Class B Certificate Interest Distribution                                                      244,679.31
    (b)  Class B Certificate Principal Distribution                                                           0.00
         Aggregate Class B Certificate Distribution                                5.45000000                            244,679.31

12.  Servicer Payment
    (a)  Servicing Fee                                                                                   65,081.08
    (b)  Reimbursement of prior Monthly Advances                                                        133,946.71
         Total Servicer Payment                                                                                          199,027.79

13.  Deposits to the Reserve Account                                                                                      20,829.01

Total Distribution Amount                                                                                            $ 6,483,961.55
                                                                                                                     ===============
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                                  Page 1 of 4
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

Reserve Account distributions:
----------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                   2,394.58
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                       16,269.31
      (c)  Distribution from the Reserve Account to the Sellers (Chase USA)                                 0.00
      (d)  Distribution from the Reserve Account to the Sellers (Chase Manhattan Bank)                      0.00
                        Total Amounts to Sellers (Chase USA & Chase Manhattan Bank) =                                $     18,663.89
                                                                                                                     ===============


                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                                        0.00
        (b) Class A-2 Notes    @              5.852%                                                        0.00
        (c) Class A-3 Notes    @              5.919%                                                        0.00
        (d) Class A-4 Notes    @              6.020%                                                        0.00
        (e) Class A-5 Notes    @              6.050%                                                        0.00
        (f) Class A-6 Notes    @              6.130%                                                        0.00
        (g) Class A-7 Notes    @              6.140%                                                        0.00
        (h) Class A-8 Notes    @              6.230%                                                        0.00
        (i) Class A-9 Notes    @              6.320%                                                  243,843.03
        (j) Class A-10 Notes   @              6.370%                                                  345,041.67
                     Aggregate Interest on Notes                                                                          588,884.69
        (k) Class B Certificates @            6.540%                                                                      244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                 0.00
        (b) Class A-2 Notes                                                                                 0.00
        (c) Class A-3 Notes                                                                                 0.00
        (d) Class A-4 Notes                                                                                 0.00
        (e) Class A-5 Notes                                                                                 0.00
        (f) Class A-6 Notes                                                                                 0.00
        (g) Class A-7 Notes                                                                                 0.00
        (h) Class A-8 Notes                                                                                 0.00
        (i) Class A-9 Notes                                                                                 0.00
        (j) Class A-10 Notes                                                                                0.00
        (k) Class B Certificates                                                                            0.00

3.   Total Distribution of Interest                                               Cost per $1000
                                                                                -------------------
        (a) Class A-1 Notes                                                           0.00000000                              0.00
        (b) Class A-2 Notes                                                           0.00000000                              0.00
        (c) Class A-3 Notes                                                           0.00000000                              0.00
        (d) Class A-4 Notes                                                           0.00000000                              0.00
        (e) Class A-5 Notes                                                           0.00000000                              0.00
        (f) Class A-6 Notes                                                           0.00000000                              0.00
        (g) Class A-7 Notes                                                           0.00000000                              0.00
        (h) Class A-8 Notes                                                           0.00000000                              0.00
        (i) Class A-9 Notes                                                           3.99742666      243,843.03
        (j) Class A-10 Notes                                                          5.30833333      345,041.67
                     Total Aggregate Interest on Notes                                                                  588,884.69
        (k) Class B Certificates                                                      5.45000000                        244,679.31


                  PRINCIPAL
----------------------------------------------
                                                                                No. of Contracts
                                                                                -----------------
1.   Amount of Stated Principal Collected                                                             2,145,702.51
2.   Amount of Principal Prepayment Collected                                            183          2,926,653.30
3.   Amount of Liquidated Contract                                                        10            358,184.94
4.   Amount of Repurchased Contract                                                       0                   0.00

       Total Formula Principal Distribution Amount                                                                      5,430,540.75

5.   Principal Balance before giving effect to Principal Distribution                                   Pool Factor
        (a) Class A-1 Notes                                                                              0.0000000             0.00
        (b) Class A-2 Notes                                                                              0.0000000             0.00
        (c) Class A-3 Notes                                                                              0.0000000             0.00
        (d) Class A-4 Notes                                                                              0.0000000             0.00
        (e) Class A-5 Notes                                                                              0.0000000             0.00
        (f) Class A-6 Notes                                                                              0.0000000             0.00
        (g) Class A-7 Notes                                                                              0.0000000             0.00
        (h) Class A-8 Notes                                                                              0.0000000             0.00
        (i) Class A-9 Notes                                                                              0.7590051    46,299,308.82
        (j) Class A-10 Notes                                                                             1.0000000    65,000,000.00
        (k) Class B Certificates                                                                         1.0000000    44,895,285.54
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
6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                         Cost per $1000
                                                                                  -----------------
        (a) Class A-1 Notes                                                           0.00000000                               0.00
        (b) Class A-2 Notes                                                           0.00000000                               0.00
        (c) Class A-3 Notes                                                           0.00000000                               0.00
        (d) Class A-4 Notes                                                           0.00000000                               0.00
        (e) Class A-5 Notes                                                           0.00000000                               0.00
        (f) Class A-6 Notes                                                           0.00000000                               0.00
        (g) Class A-7 Notes                                                           0.00000000                               0.00
        (h) Class A-8 Notes                                                           0.00000000                               0.00
        (i) Class A-9 Notes                                                          89.02525820                       5,430,540.75
        (j) Class A-10 Notes                                                          0.00000000                               0.00
        (k) Class B Certificates                                                      0.00000000                               0.00

8.   Principal Balance after giving effect to Principal Distribution                                   Pool Factor
        (a) Class A-1 Notes                                                                             0.0000000              0.00
        (b) Class A-2 Notes                                                                             0.0000000              0.00
        (c) Class A-3 Notes                                                                             0.0000000              0.00
        (d) Class A-4 Notes                                                                             0.0000000              0.00
        (e) Class A-5 Notes                                                                             0.0000000              0.00
        (f) Class A-6 Notes                                                                             0.0000000              0.00
        (g) Class A-7 Notes                                                                             0.0000000              0.00
        (h) Class A-8 Notes                                                                             0.0000000              0.00
        (i) Class A-9 Notes                                                                             0.6699798     40,868,768.07
        (j) Class A-10 Notes                                                                            1.0000000     65,000,000.00
        (k) Class B Certificates                                                                        1.0000000     44,895,285.54


                  POOL DATA
----------------------------------------------                                                         Aggregate
                                                                                No. of Contracts   Principal Balance
                                                                                ----------------   -----------------
1.   Pool Stated Principal Balance as of                    11/30/2002               6,550          150,764,053.61

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                          74              1,369,751.90       0.909%
              (b) 60-89 Days                                                          23                747,382.97       0.496%
              (c) 90-119 Days                                                         19                597,159.54       0.396%
              (d) 120 Days +                                                          66              2,021,516.74       1.341%


3.   Contracts Repossessed during the Due Period                                      5                 155,310.40

4.   Current Repossession Inventory                                                   7                 205,338.65

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                     10                358,184.94
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                      103,976.14
                                                                                                     ---------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    254,208.80

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     6,921,493.21

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)              1,208                             19,033,978.12

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.170%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                77.455
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                                  Page 3 of 4
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

              TRIGGER ANALYSIS
----------------------------------------------

1.   (a)  Average Delinquency Percentage                                           2.215%
     (b)  Delinquency Percentage Trigger in effect ?                                                    YES

2.   (a)  Average Net Loss Ratio                                                   0.055%
     (b)  Net Loss Ratio Trigger in effect ?                                                             NO
     (c)  Net Loss Ratio (using ending Pool Balance)                               0.148%

3.   (a)  Servicer Replacement Percentage                                          0.100%
     (b)  Servicer Replacement Trigger in effect ?                                                       NO



                MISCELLANEOUS
----------------------------------------------

1.   Monthly Servicing Fees                                                                                                65,081.08

2.   Servicer Advances                                                                                                    102,425.67

3.    (a)  Opening Balance of the Reserve Account                                                                       8,961,315.89
      (b)  Deposits to the Reserve Account                                                              20,829.01
      (c)  Investment Earnings in the Reserve Account                                                   10,471.85
      (d)  Distribution from the Reserve Account                                                       (18,663.89)
      (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                  8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                       142,251.56
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                                24,403.93
      (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                              (31,560.16)
      (e)  Ending Balance in the Pay-Ahead Account                                                                        135,095.33
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